SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	May 26, 2005

FRESH BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	000-32825	39-2019963
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2215 Union Avenue, Sheboygan, Wisconsin 53081
(Address of principal executive offices, including zip code)

(920) 457-4433
(Registrant's telephone number, including area code)

Item 2.02.     Results of Operations and Financial Condition.

        On May 26, 2005, Fresh Brands, Inc. issued a press release (the “Press Release”) announcing its first quarter financial results for the reporting period ended April 23, 2005. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Fresh Brands, Inc., dated May 26, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH BRANDS, INC.
Date: May 27, 2005	By: /s/ John H. Dahly
John H. Dahly, Chief Financial Officer

FRESH BRANDS, INC.

Exhibit Index to Current Report on Form 8-K
Dated May 26, 2005

Exhibit
Number

(99.1)	Press Release of Fresh Brands, Inc., dated May 26, 2005.